                                         Exhibit 10.1(i)

SECOND SUPPLEMENTAL INDENTURE

This SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is dated as of April 3, 2007, among BERRY PLASTICS HOLDING CORPORATION (or its successor) (the “Company”), the existing guarantors identified on the signature pages hereto (the “Existing Guarantors”), the new guarantors identified on the signature pages hereto (the “New Guarantors”, and together with the Existing Guarantors, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS, BPC Acquisition Corp. has heretofore executed and delivered to the Trustee an indenture dated as of September 20, 2006 (as amended, supplemented or otherwise modified, the “Indenture”), supplemented by the First Supplemental Indenture dated as of September 20, 2006 by and among the Company (formerly known as BPC Holding Corporation), BPC Acquisition Corp., the Existing Guarantors and the Trustee, providing for the issuance of the Company’s 11% Senior Subordinated Notes due 2016 (the “Securities”) in the aggregate principal amount of $425,000,000;

WHEREAS, Covalence Specialty Materials Holding Corp. (“Covalence Holdings”), the parent entity of Covalence Specialty Materials Corp. (“Covalence”), and Berry Plastics Group, Inc. (“Berry Holdings”), the parent entity of the Company, have entered into a business combination under an Agreement and Plan of Merger and Corporate Reorganization (the “Merger Agreement”) dated March 9, 2007 pursuant to which (i) immediately prior to the effectiveness of this Supplemental Indenture, Berry Holdings merged with and into Covalence Holdings, which shall be renamed Berry Plastics Group, Inc. (as the surviving corporation, “Holdings”), (ii) immediately prior to the effectiveness of this Supplemental Indenture, Holdings contributed all of the capital stock of the Company to Covalence (the “Contribution”), and (iii) substantially simultaneously with the effectiveness of this Supplemental Indenture, Covalence is merging with and into the Company (the “Merger”), the separate existence of Covalence shall cease and the Company shall survive and continue as the continuing company (the “Successor Company”);

WHEREAS, Section 5.01(a) of the Indenture provides, in part, that Covalence may merge into the Company provided that (i) the Company is the Successor Company; (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any of its Restricted Subsidiaries as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction) no Default or Event of Default shall have occurred and be continuing; (iii) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period, either (A) the Successor Company would be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.03(a), or (B) the Fixed Charge Coverage Ratio for the Successor Company and its Restricted Subsidiaries would be greater than such ratio for the Company and its Restricted Subsidiaries immediately prior to such transaction; (iv) each Existing Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under the Indenture and the Securities; and (v) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indentures (if any) comply with the Indenture;

WHEREAS, Section 9.01(a) of the Indenture provides that the Company and the Trustee may amend the Indenture or the Securities without notice or consent of any Holder to, among others, comply with Article 5;

WHEREAS, upon the effectiveness of the Merger, the New Guarantors shall be subsidiaries of the Successor Company;

WHEREAS, Sections 4.11 and 11.06 of the Indenture provide that the Company shall cause each Restricted Subsidiary that is a Domestic Subsidiary that guarantees any indebtedness of the Company or any of its Restricted Subsidiaries, to execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall guarantee payment of the Securities;

WHEREAS, the New Guarantors will guarantee indebtedness of the Company under the following agreements: (i) the Amended and Restated Revolving Credit Agreement dated as of April 3, 2007 among the Company, Holdings, certain domestic subsidiaries of the Company party thereto from time to time, the lenders party thereto from time to time, Bank of America, N.A., as Collateral Agent and Administrative Agent and the other financial institutions party thereto and (ii) the Second Amended and Restated Term Loan Credit Agreement dated as of April 3, 2007, among the Company, Holdings, the lenders party thereto from time to time, Credit Suisse as Collateral Agent and Administrative Agent and the other financial institutions party thereto, and therefore are required to guarantee payment of the Securities;

WHEREAS, the Company has delivered to the Trustee, or caused to be delivered to the Trustee on its behalf, an Opinion of Counsel and an Officers’ Certificate stating that the Merger and this Supplemental Indenture comply with Sections 4.11, 5.01(a), 9.01(a), and 11.06 of the Indenture, that all conditions precedent provided for in the Indenture relating to the Merger and the execution and delivery of this Supplemental Indenture have been complied with, and that execution and delivery of this Supplemental Indenture is authorized or permitted under the Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Existing Guarantors, the New Guarantors, the Company and the Trustee mutually covenant and agree as follows:

1. Definitions. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

2. Agreement to Guarantee. The New Guarantors hereby agree, jointly and severally with all existing Guarantors, to unconditionally guarantee the Company’s obligations under the Securities on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

3. Confirmation of Guarantee. Each of the Existing Guarantors hereby confirms that its Guarantee shall apply to the Successor Company’s obligations under the Indenture and the Securities.

4. Notices. All notices or other communications to the Guarantors shall be given as provided in Section 13.02 of the Indenture.

5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

BERRY PLASTICS HOLDING CORPORATION

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:

THE EXISTING GUARANTORS:

Berry Plastics Corporation
AeroCon, Inc.
Berry Iowa Corporation
Berry Plastics Design Corporation
Berry Sterling Corporation
Berry Plastics Technical Services, Inc.
Cardinal Packaging, Inc.
CPI Holding Corporation
Knight Plastics Inc.
Landis Plastics, Inc.
Packerware Corporation
Pescor, Inc.
Poly-Seal Corporation
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Berry Plastics Acquisition III
Berry Plastics Acquisition V
Berry Plastics Acquisition VII
Berry Plastics Acquisition VIII
Berry Plastics Acquisition IX
Berry Plastics Acquisition X
Berry Plastics Acquisition XI
Berry Plastics Acquisition XII
Berry Plastics Acquisition XIII
Kerr Group, Inc.
Saffron Acquisition Corp.
Sun Coast Industries, Inc.

By:
Name:
Title:

BERRY PLASTICS ACQUISITION CORPORATION
XV, LLC

By: Berry Plastics Corporation,
its sole member

By: __________________________________
Name:
Title:

SETCO, LLC

By: Kerr Group, Inc.,
its sole member

By: __________________________________
Name:
Title:

TUBED PRODUCTS, LLC

By: Kerr Group, Inc.,
its sole member

By: __________________________________
Name:
Title:

THE NEW GUARANTORS:

COVALENCE SPECIALTY ADHESIVES LLC

By: Berry Plastics Holding Corporation,
its sole member and manager

By: ____________________________________
Name:
Title:

COVALENCE SPECIALTY COATINGS LLC

By: Berry Plastics Holding Corporation,
its sole member and manager

By: ____________________________________
Name:
Title: